                                                                     Exhibit 4.2

                       FORM OF COMMON STOCK CERTIFICATE

COMMON STOCK                                                        COMMON STOCK

                       AUTOMOTIVE ONE PARTS STORES, INC.

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF FLORIDA
                                                         SEE REVERSE FOR CERTAIN
                                                                   ABBREVIATIONS
                                                               CUSIP 05329F 10 9

     THIS CERTIFIES THAT:_______________________________________________________
________________________________________________________________________________
IS THE OWNER OF ________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF:

                       AUTOMOTIVE ONE PARTS STORES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:




          SECRETARY                    CORPORATE                       PRESIDENT
                                         SEAL


Countersigned and Registered:
American Stock Transfer &
Trust Company, Transfer Agent
and Registrar

By: ____________________________
    Authorized Officer



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     The following abbreviations, when used in the inscription on the fact of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common    UNIF GIFT MIN ACT- ______Custodian_______
     TEN ENT - as tenants by the                          (Cust)         (Minor)
               entireties              under Uniform Gifts to Minors
     JT TEN  - as joint tenants         Act________
               with right of                (State)
               survivorship and not
               as tenants in common


     Additional abbreviations may also be used though not in the above list.

     For value received, ________________________ hereby sell, assign and transfer unto ________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated ________________________

                                        _______________________________________
                                        NOTICE: THE SIGNATURE TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN
                                                EVERY PARTICULAR, WITHOUT
                                                ALTERATION OR ENLARGEMENT OR
                                                ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.16.